COMMON STOCK                                                   COMMON STOCK
CERTIFICATE NO.                                                SHARES


                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                  ORGANIZED UNDER THE LAWS OF THE UNITED STATES

                                   [SPECIMEN]


is the owner of:


       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $0.01 PAR VALUE
               PER SHARE OF NAUGATUCK VALLEY FINANCIAL CORPORATION
             A SUBSIDIARY STOCK HOLDING COMPANY ORGANIZED UNDER THE
                           LAWS OF THE UNITED STATES.

         The shares represented by this certificate are transferable only on the stock transfer books of Naugatuck Valley Financial Corporation (the "Company") by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Charter of the Company and any amendments thereto (copies of which are on file with the Corporate Secretary of the Company), to all of which provisions the holder by acceptance hereof, assents. The shares evidenced by this certificate are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

         IN WITNESS WHEREOF, NAUGATUCK VALLEY FINANCIAL CORPORATION has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:                                 [SEAL]


President and Chief Executive Officer                        Corporate Secretary


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common      UNIF GIFTS MIN ACT _____ custodian ______
                                                         (Cust)          (Minor)

TEN ENT  -  as tenants by the entireties      under Uniform Gifts to Minors Act

                                                        --------------------
                                                             (State)
JT TEN  - as joint tenants with right of
             survivorship and not as tenants
             in common

     Additional abbreviations may also be used though not in the above list.

For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFICATION NUMBER OF ASSIGNEE


-------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.


__________________________________________________ SHARES OF THE COMMON STOCK
REPRESENTED BY THIS CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________________________________________________,
ATTORNEY, TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED BANK WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED
       ----------------------     ----------------------------------------------
                                  NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                  FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                  WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                  CHANGE WHATEVER.



SIGNATURE GUARANTEED:
                        ---------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                        AN ELIGIBLE GUARANTOR  INSTITUTION,
                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                        ASSOCIATIONS AND CREDIT UNIONS WITH
                        MEMBERSHIP IN AN APPROVED SIGNATURE
                        GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                        S.E.C. RULE 17Ad-15